Exhibit 23 (o) under Form N-1A
                                              Exhibit 24 under Item 601/Reg. S-K

                                POWER OF ATTORNEY

     Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretary(ies) of STRATEVEST FUNDS and Senior Corporate Counsel, Mutual Fund Services and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                          TITLE                                 DATE
----------                          -----                                 ----


/S/ JOHN F. DONAHUE                 Chairman and Trustee       August 15, 2000
---------------------------------
John F. Donahue                       (Chief Executive Officer



/S/ PETER J. GERMAIN                President                  August 15, 2000
---------------------------------
Peter J. Germain

/S/ J. CHRISTOPHER DONAHUE          Executive Vice President
                                        & Trustee                August 15, 2000
---------------------------------
J. Christopher Donahue

/S/ RICHARD J. THOMAS               Treasurer                  August 15, 2000
---------------------------------
Richard J. Thomas                      (Principal Financial and
                                       Accounting Officer)
SIGNATURES                             TITLE                              DATE
----------                             -----                              ----





/S/ THOMAS G. BIGLEY                   Trustee                 August 15, 2000
---------------------------------
Thomas G. Bigley

/S/ JOHN T. CONROY, JR.                Trustee                 August 15, 2000
---------------------------------
John T. Conroy, Jr.





/S/ NICHOLAS P. CONSTANTAKIS           Trustee                 August 15, 2000
---------------------------------
Nicholas P. Constantakis

/S/ JOHN F. CUNNINGHAM                 Trustee                 August 15, 2000
---------------------------------
John F. Cunningham

/S/ LAWRENCE D. ELLIS, M.D.            Trustee                 August 15, 2000
---------------------------------
Lawrence D. Ellis, M.D.





/S/ PETER E. MADDEN                    Trustee                 August 15, 2000
---------------------------------
Peter E. Madden

/S/ CHARLES F. MANSFIELD, JR.          Trustee                 August 15, 2000
---------------------------------
Charles F. Mansfield, Jr.



SIGNATURES                          TITLE                                 DATE
----------                          -----                                 ----





/S/ JOHN E. MURRAY, JR.                Trustee                 August 15, 2000
---------------------------------
John E. Murray, Jr.





/S/ MARJORIE P. SMUTS                  Trustee                 August 15, 2000
---------------------------------
Marjorie P. Smuts

/S/ JOHN S. WALSH                      Trustee                 August 15, 2000
---------------------------------
John S. Walsh

Sworn to and subscribed before me this 15th day of August, 2000




/S/ JANICE L. VANDENBERG

Notarial Seal

Janice L. Vandenberg, Notary Public
Pittsburgh, Allegheny County
My Commission Expires July 4, 2002